Exhibit No. 23.2

                 CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated November 5, 1999, December 3, 1999, December 15, 1999 and February 11, 2000, which appear in iExalt, Inc. Current Reports on Forms 8-K/A dated December 15, 1999, February 14, 2000 and March 16, 2000.


                                    /s/ HARPER & PEARSON COMPANY
                                        HARPER & PEARSON COMPANY

Houston, Texas
May 15, 2000